Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 256,400,000
Previously Paid Amount	0
Total Fee Amount	35,408.84
Total Offset Amount	0
Net Fee	$ 35,408.84